                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

         Each person whose signature appears below authorizes Peter Kompaniez and Patrick J. Foye, and each of them, each of whom may act without joinder of the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to execute in the name of each such person who is then an officer or director of Apartment Investment and Management Company, and to file any amendments (including post-effective amendments) to this Registration Statement and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing appropriate or necessary to be done, as fully and for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                    SIGNATURE                                    TITLE                              DATE
                    ---------                                    -----                              ----
              /s/ TERRY CONSIDINE                  Chairman and Chief Executive Officer        April 26, 1999
       ------------------------------------
                  Terry Considine


              /s/ PETER K. KOMPANIEZ               Vice Chairman and President                 April 26, 1999
       ------------------------------------
                  Peter K. Kompaniez


              /s/ TROY D. BUTTS                    Senior Vice President and                   April 26, 1999
       ------------------------------------        Chief Financial Officer
                  Troy D. Butts


              /s/ RICHARD S. ELLWOOD               Director                                    April 26, 1999
       ------------------------------------
                  Richard S. Ellwood


              /s/ J. LANDIS MARTIN                 Director                                    April 26, 1999
       ------------------------------------
                  J. Landis Martin


              /s/ THOMAS L. RHODES                 Director                                    April 26, 1999
       ------------------------------------
                  Thomas L. Rhodes


              /s/ JOHN D. SMITH                    Director                                    April 26, 1999
       ------------------------------------
                  John D. Smith